UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2004

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 REGULATION FD DISCLOSURE
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

ITEM 7.01     REGULATION FD DISCLOSURE

On December 6, 2004, Salem Communications Corporation issued a press release updating its net broadcasting revenue guidance for the fiscal quarter ending December 31, 2004. Additionally, the company announced its participation at the 6th Annual Credit Suisse First Boston Media Week Conference on December 7, 2004 and at the UBS 32nd Annual Media Week Conference on December 9, 2004.

(c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated December 6, 2004, of Salem Communications Corporation updating its net broadcasting revenue guidance for the fiscal quarter ending December 31, 2004, and announcing its participation at two conferences.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: December 6, 2004
By: /s/ EVAN D. MASYR

Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release, dated December 6, 2004, of Salem Communications Corporation updating its net broadcasting revenue guidance for the fiscal quarter ending December 31, 2004, and announcing its participation at two conferences.

EXHIBIT 99.1

Salem Communications Increases Fourth Quarter Revenue Guidance;
Company to Present at New York Investor Conferences

CAMARILLO, CA December 6, 2004 -- -- Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on Christian and family-themed programming, announced today an increase in its revenue guidance for the fourth quarter of 2004.

Specifically, the company is projecting net broadcast revenue of between $48.75 million and $49.25 million. The company is projecting same station net broadcasting revenue growth of approximately 10% for the fourth quarter of 2004.

In addition, the company announced that it will present this week at both the 6th Annual Credit Suisse First Boston (CSFB) Media Week Conference, to be held December 6-9 at the Plaza Hotel in New York City, and the UBS 32nd Annual Media Week Conference, to be held December 6-9 at the Grand Hyatt Hotel in New York City.

Salem will present at the CSFB Conference on Tuesday, December 7, 2004, at 2:50 p.m. eastern time in the Terrace Room of The Plaza Hotel. A live audio-only web cast will be available for the CSFB Conference and can be accessed through a link on the company's website at www.salem.cc.

The company also will present at the UBS Conference on Thursday, December 9, 2004, at 11:00 a.m. eastern time in Ballroom A of the Grand Hyatt Hotel. A live audio-only web cast will be available for the UBS Media Week Conference and also can be accessed through a link on Salem's homepage at www.salem.cc.

Replays of both the CSFB and UBS presentations will be available on the site approximately 24 hours following each live presentation and will be available for 10 days.

Salem Communications Corporation, headquartered in Camarillo, California, is the leading U.S. radio broadcaster focused on Christian and family themes programming. Upon the close of all announced acquisitions, the company will own 103 radio stations, including 67 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to over 1,900 affiliated radio stations; Salem Radio Representatives, a national sales force; Salem Web Network™, the leading Internet provider of Christian content and online streaming; and Salem Publishing™, a leading publisher of Christian themed magazines.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions; market acceptance of recently launched music formats; competition in the radio broadcast, Internet and publishing industries and from new technologies; adverse economic conditions; and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

CONTACT: Denise Davis
(805) 384-4508
DeniseD@salem.cc